WHITEROCK PORTFOLIO INVESTORS, LLC

                                4 September 2002

TO THE MEMBERS OF WHITEROCK PORTFOLIO INVESTMENTS, LLC

      Enclosed, for your information, is financial information for WhiteRock Portfolio Investors, LLC for the period ended June 30, 2002. This information reflects the unaudited financial position of WhiteRock as of the date of this statement and its financial results for the period shown. This information should be retained for future reference.

      Please feel free to contact the undersigned with any questions you may have or to up-date your personal information. Thank you.

                                   Sincerely,


                                   /s/ Rhonda S. Brittain

                                   Rhonda S. Brittain

                                   ==========================================
                                   telephone: 214 754 8459
                                   email:     rbrittain@hudson-advisors.com
                                   ==========================================

           825 NE Multnomah o Suite 1900 o Portland, Oregon 97232-4116
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                          Whiterock Portfolio Partners
                        Statements of Financial Condition
                                  June 30, 2002

ASSETS:
  Cash and cash equivalents                                        $     19,676
  Accounts receivable                                                        --
  Investments
    Brazos Fund                                                         146,683
    Lone Star Opportunity Fund                                        7,300,925
                                                                   ------------
      TOTAL ASSETS                                                 $  7,467,284
                                                                   ============

LIABILITIES:
  Accounts payable                                                 $     10,605
                                                                   ------------
      TOTAL LIABILITIES                                                  10,605
                                                                   ------------

PARTNERSHIP EQUITY:
  Capital contributions                                            $ 35,229,646
  Capital distributions                                             (41,333,143)
  Life-to-date earnings                                              13,560,175
                                                                   ------------
      PARTNERSHIP EQUITY (4,959,786 units outstanding)                7,456,679
                                                                   ------------

      TOTAL LIABILITIES
      & PARTNERSHIP EQUITY                                         $  7,467,284
                                                                   ============

                          Whiterock Portfolio Partners
                             Statement of Operations
                         Six Months Ended June 30, 2002

REVENUES:
  Investment income
    Brazos Fund                                                       $ (15,414)
    Lone Star Opportunity Fund                                         (244,076)
  Other income                                                              117
                                                                      ---------
     TOTAL REVENUES                                                    (259,373)
                                                                      ---------

EXPENSES:
  Other operating                                                     $   5,365
                                                                      ---------
     TOTAL EXPENSES                                                        5,365
                                                                      ---------

     NET INCOME/(LOSS)                                                $(264,738)
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